Summary Prospectus Supplement	May 30, 2019

Putnam VT Growth Opportunities Fund
Summary Prospectus dated April 30, 2019

Effective May 31, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Assistant portfolio manager

Greg McCullough, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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